SUPPLEMENT TO THE PROSPECTUSES

AND STATEMENT OF ADDITIONAL INFORMATION

OF

EVERGREEN DOMESTIC EQUITY FUNDS II

I.              Evergreen Strategic Value Fund

                    The Board of Trustees of the Evergreen funds, at a meeting held on March 15-16, 2006, approved a proposal to reorganize Evergreen Strategic Value Fund (“Strategic Value Fund”) into Evergreen Disciplined Value Fund (“Disciplined Value Fund”) and have submitted that proposal for the approval of Strategic Value Fund's shareholders.  If the shareholders of Strategic Value Fund approve the proposal, all of the assets of Strategic Value Fund will be transferred to Disciplined Value Fund and shareholders of Strategic Value Fund will receive shares of Disciplined Value Fund in exchange for their Strategic Value Fund shares.  Shareholders of record of Strategic Value Fund as of March 31, 2006, are entitled to vote on the proposal at a special meeting of shareholders to be held on June 23, 2006.  If approved, the reorganization is proposed to take place on or about June 26, 2006.  Shareholders of Strategic Value Fund will be mailed information detailing the proposal on or about May 5, 2006.

II.            Evergreen Disciplined Value Fund (the "Fund")

                The Board of Trustees of the Fund, at a meeting held on March 15-16, 2006, approved a proposal to (i) reduce the advisory fees of the Fund and (ii) to reduce the Fund's Rule 12b-1 fee for the Class A shares from 0.30% to 0.25%.  These changes are effective April 3, 2006. The table entitled “Annual Fund Operating Expenses” under the section entitled “FEES AND EXPENSES” in the Fund’s prospectus is revised to reflect these changes as follows:

	Class A	Class B	Class C	Class I
Management Fees(4)	0.62%	0.62%	0.62%	0.62%
12b-1 Fees	0.25%(4)	1.00%	1.00%	0.00%
Other Expenses	0.25%	0.25%	0.25%	0.25%
Total Fund Operating Expenses(4)	1.12%	1.87%	1.87%	0.87%

4 Restated to reflect current fees.

                The table entitled “Example of Fund Expenses” in the section of the Fund’s prospectus entitled “FEES AND EXPENSES” is revised as follows:

Assuming Redemption At End of Period

Assuming No Redemption

After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$683	$690	$290	$89	$190	$190
3 years	$911	$888	$588	$278	$588	$588
5 years	$1,156	$1,211	$1,011	$482	$1,011	$1,011
10 years	$1,860	$1,995	$2,190	$1,073	$1,995	$2,190

                The paragraph under and the heading entitled “Distribution (Rule 12b-1) Fees” in the section of the Fund’s prospectus entitled “MORE INFORMATION ABOUT THE FUNDS' FEES AND EXPENSES” are revised as follows:

Distribution and/or Service (Rule 12b-1) Fees

The Trustees of the Evergreen funds have approved a distribution plan permitting the Fund to pay 12b-1 fees at an annual rate of up to 0.75% of the average daily net assets of Class A shares and up to 1.00% of the average daily net assets of Class B and Class C shares. However, currently the 12b-1 fees for Class A shares are limited to 0.30%, except in the case of Disciplined Value Fund, Equity Index Fund, Small Cap Value Fund and Special Values Fund which are limited to 0.25%, of the average daily net assets of the class. Class I shares do not pay 12b-1 fees. These fees increase the cost of your investment. The higher 12b-1 fees imposed on Class B and Class C shares may, over time, cost more than the front-end sales charge of Class A shares. The Fund may use 12b-1 fees to compensate the Fund's distributor for services it provides and the expenses it incurs in the promotion and distribution of shares of the Fund, including payments to broker-dealers and financial intermediaries for distribution and shareholder services.

In conjunction with the advisory fee change, the following section of the Fund's Statement of Additional Information is revised as follows:

EXPENSES – Advisory Fees

EIMC is entitled to receive from Disciplined Value Fund, an annual fee based on the Fund’s average daily net assets, as follows:

Average Daily Net Assets	Fee
First $1 billion	0.62%
Next $1 billion	0.55%
Next $500 million	0.50%
Over $2.5 billion	0.45%

March 16, 2006                                                                                                                                                             (3/06)